Exhibit 99.1

Albemarle Corporation Investor Presentation

November 2015

ALBEMARLE

Forward Looking Statements

Some of the information presented in this presentation and the discussions that follow, including, without limitation, statements with respect to the transaction with Rockwood and the anticipated consequences and benefits of the transaction, product development, changes in productivity, market trends, price, expected growth and earnings, input costs, surcharges, tax rates, stock repurchases, dividends, cash flow generation, costs and cost synergies, portfolio diversification, economic trends, outlook and all other information relating to matters that are not historical facts may constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. There can be no assurance that actual results will not differ materially.

Factors that could cause actual results to differ materially include, without limitation: changes in economic and business conditions; changes in financial and operating performance of our major customers and industries and markets served by us; the timing of orders received from customers; the gain or loss of significant customers; competition from other manufacturers; changes in the demand for our products; limitations or prohibitions on the manufacture and sale of our products; availability of raw materials; changes in the cost of raw materials and energy; changes in our markets in general; fluctuations in foreign currencies; changes in laws and government regulation impacting our operations or our products; the occurrence of claims or litigation; the occurrence of natural disasters; the inability to maintain current levels of product or premises liability insurance or the denial of such coverage; political unrest affecting the global economy; political instability affecting our manufacturing operations or joint ventures; changes in accounting standards; the inability to achieve results from our global manufacturing cost reduction initiatives as well as our ongoing continuous improvement and rationalization programs; changes in the jurisdictional mix of our earnings and changes in tax laws and rates; changes in monetary policies, inflation or interest rates; volatility and substantial uncertainties in the debt and equity markets; technology or intellectual property infringement; decisions we may make in the future; the ability to successfully operate and integrate Rockwood’s operations and realize estimated synergies; and the other factors detailed from time to time in the reports we file with the SEC, including those described under “Risk Factors” in the joint proxy statement / prospectus we filed in connection with the transaction with Rockwood, and in our Annual Report on Form 10-K and our Quarterly Reports on Form 10-Q. These forward-looking statements speak only as of the date of this presentation. We assume no obligation to provide any revisions to any forward-looking statements should circumstances change, except as otherwise required by securities and other applicable laws. ALBEMARLE

2

Non-GAAP Financial Measures

It should be noted that adjusted net income attributable to Albemarle Corporation (“adjusted earnings”), adjusted diluted earnings per share, adjusted effective income tax rates, segment operating profit, segment income, EBITDA, adjusted EBITDA, adjusted EBITDA by operating segment, EBITDA margin and adjusted EBITDA margin are financial measures that are not required by, or presented in accordance with, accounting principles generally accepted in the United States, or GAAP. These measures are presented here to provide additional useful measurements to review our operations, provide transparency to investors and enable period-to-period comparability of financial performance.

A description of these and other non-GAAP financial measures that we use to evaluate our operations and financial performance, and reconciliation of these non-GAAP financial measures to the most directly comparable financial measures calculated and reported in accordance with GAAP, can be found in the Appendix to this presentation, which is posted in the Investors section of our website at www.albemarle.com, under “Non-GAAP Reconciliations” under “Financials.”

3	ALBEMARLE

Albemarle: Compelling Investment Opportunity• A premier specialty chemicals company» #1 or #2 market positions in all core businesses• Solid growth opportunities in all core segments» Refining Solutions » Chemetall Surface Treatment» Performance Chemicals (lithium, bromine, polyolefin catalysts, curatives)• Differentiated industry positions» World’s best raw material reserves for bromine and lithium» Applications leadership in Refining Solutions and Chemetall Surface Treatment » Performance-based, technologies that deliver innovative solutions to our customers• Outstanding cash generation capacity » Rapid deleveraging » Ongoing dividend increases and return of cash to shareholders» Investments to drive future growth Growth opportunities, strong margins and cash flow drive shareholder value4 ALBEMARLE

Leadership Across Attractive Growth SegmentsPerformance ChemicalsChemetall Surface Refining Solutions 2 Treatment Lithium Bromine PCSGlobal #1 #1/2 #1/2 #1/2 #2RankingTTM 3Q 2015 $494 $793 $328 $762 $819Sales(1) $206 $234 $99 $212 $196Adj. EBITDA (1) 42% 30% 30% 28% 24%% Margin 2.0x – 3.0x ~1.0x 1.0x – 1.5x 1.0x – 2.0x 1.0x – 2.0xGrowthGDP GDP GDP GDP GDP• Mineral extraction and processing businesses • Technology and applications driven• Low cost position on global cost curve • Critical customer serviceCharacteristics• Vertically integrated • Ability to differentiate offering • High demand growth • Strong free cash flowKey CompetitorsSource: Company information.(1) Non-Gaap measure. See non-GAAP reconciliations in Appendix.(2) PCS segment also includes Curatives. Note: PCS is considered by management estimates to have leading positions in organometallics, MAO, and custom single site catalysts/metallocenes5 ALBEMARLE

Synergies Exceeding Expectations – $120M in 2016

- Corporate Costs
  - Estimated savings ~$45M in 2016
  - Actions already taken will result in ~$40M in 2016
    - Executive consolidation
    - Insurance policy renegotiations
- Assets & Manufacturing
  - Estimated savings ~$30M in 2016
  - Actions already taken will result in ~$10M+ in 2016
    - Site Rationalizations: Princeton and partial New Johnsonville closures
    - Raw material contracts
    - Continued review of global footprint
- Non-Raw Material Sourcing
  - Estimated savings ~$20M in 2016
  - Actions already taken will result in ~$15M+ in 2016
    - Entered into and executed specific logistic contracts and processes
    - Global network optimization project
    - Global consolidation of software and hardware licenses
    - Contract renegotiations for packaging and plant supplies
- Organization Structure
  - Estimated savings ~$25M in 2016
  - Actions already taken will result in ~$20M+ in 2016
    - Additional opportunities to combine business functions
    - Back office consolidations

2015 Sources


Corporate Costs
Assets & Manufacturing
Non-RM Sourcing
Org. Structure

2016 Sources


Corporate Costs
Assets & Manufacturing
Non-RM Sourcing
Org. Structure

ALBEMARLE
6

Core Businesses Meeting or Exceeding Expectations

($ in millions)

$270 $17 $250 $8 $236 $14 $235 $230 $19 $4 $210 $17

$190

$170

$150

Proforma Q3- FX Translation Perfomance Chemetall®(ex FX) Refining Corporate All Other Q3-2015 2014 Impact Chemicals (ex FX) Solutions (ex FX)

•	Performance Chemicals Adjusted EBITDA up 11% excluding unfavorable currency exchange impacts driven by Performance Catalyst Solutions and Lithium
•	Heavy Oil Upgrading sales and Adjusted EBITDA growing at double digits in the quarter while volumes stabilized within Clean Fuels Technologies
•	Chemetall® Surface Treatment sales up 14% and Adjusted EBITDA up 16% excluding unfavorable currency exchange impacts
•	Fine Chemistry Services Adjusted EBITDA down $20 million in 3Q and $40 million for the year
7	ALBEMARLE

Lithium: Potential Lithium Demand Delivers Significant Upside

Application	Lithium Carbonate Content
Cell Phone	3 grams ~ 0.1 oz
Notebook	30 grams ~ 1.0 oz
Power Tool	30-40 grams ~ 1.0-1.4 oz
Hybrid (HEV) 3kWh	3.5 lbs
Plug-in Hybrid (PHEV) 15 kWh	26 lbs
Electrical Vehicle (BEV) 25 kWh	44 lbs
Tesla 85 kWh	112 lbs



Grid Storage: Potential Demand Could Exceed Electric Vehicle
Automotive High
Automotive Low
Automotive Average
Lithium Carbonate Equivalent in Metric tons
350,000
300,000
250,000
200,000
150,000
100,000
50,000
0
Portable Batteries
Other Applications
Lubricating Greases
Glass & Ceramics
2012
2013
2014
2015
2016
2017
2018
2019
2020

Source: Rockwood Lithium estimates and market surveys from BCG, Bloomberg, Avicenne, Roland Berger, Pike Research, Frauenhofer IST, Deutsche Bank Research, McKinsey, CTI, Anderman, JD Powers

Albemarle expects to capture 50% of Lithium growth

ALBEMARLE®

8

Lithium: Battery Applications Leading the Way

2015 Mid-term

Application Outlook Outlook Business Environment

Glass/Ceramics • Mature application, but benefits in production – lower costs, less energy Uses consumption – expected to drive future growth Greases / Lubricants • Stable, mature applications

•	Growth with industrial GDP should continue
•	New Li-based greases in automotive

Traditional Chemical Synthesis • Driven by pharma/Ag synthesis and polymer production

•	Loss of key Ag application impacting 2015
•	Macro-trends favorable for future growth

Portable Electronics • 10-12% growth expected in 2015

& Other Handhelds • Smartphones and tablets continue to grow

•	Complemented by increased use of Li batteries in power tools, and other consumer electric devices

Hybrids • Conversion opportunity from nickel metal hydride to lithium batteries

•	Lower oil prices impacting unit sales in 2015
•	Drive to move to Li batteries over time for increased efficiency
•	Hybrid sales are key part of auto OEM CAFÉ strategy

Plug-in Hybrid • Increasing range to drive increased lithium use Energy Electric Vehicle • 2018-2020 – growth inflection point (PHEV) • PHEV impacted by lower oil prices in 2015

•	Important part of OEM CAFÉ strategy

Battery Electric • 30% Growth in BEV YTD

Vehicle (BEV) • Expected to be largest driver of Li growth over time

•	2018-2020—growth inflection point

Grid and Other • Emerging application, very minor part of today’s business Power Storage • Surge in interest and development projects Applications • Another important growth driver over next 5-10 years

Better Worse Down compared to Similar than 2014 than 2014 2014 but improving to 2014 9 ALBEMARLE

Bromine: Strong Core of Bromine Derivatives with High Value

2015 Mid-term

Application Outlook Outlook Business Environment

Consumer • Continued decline of PC/Notebook sales, TV sales flat to down in developed world Electronics • Some stabilization possible, but regulation and/or design changes needed to spur growth

Mobile Computing • Increase in mobile data traffic continues to spur growth for FR in servers – printed

& Data Processing wiring board, connectors and W&C

Retardants Construction • 2015 impacted by sluggish construction markets, product transition

• Growth based on drive for increased energy efficiency and fire safety standards Flame • Growth impacted by both residential and commercial construction Transportation • Increased use of electronics in automotive and other forms of transportation driving new applications for electronic components and use of flame retardants

•	Global automotive growth + increased standards increases tire demand (bromobutyl rubber)

Pharma/Ag • Weak Ag markets weighing some on 2015, countered by stable trends in pharma.

•	Longer-term macro trends favor increase demand

Oil Drilling • 2015 negatively impacted by low oil prices

•	Deep water finds and deep water drilling create favorable long-term trends

Water • Use of bromine-based solutions in water treatment continues to grow

Industrial • Global growth of bottled water expected to continue, drives HBr use for polyester production

Mercury • 2015 up even with uncertainty surrounding MATS

Abatement • May see delay in further growth of US market; expect growth in US over time

•	China remains large potential long-term market

Better Worse Up compared to Similar than 2014 than 2014 2014 but cautious to 2014 10 ALBEMARLE

Refining Solutions: Leadership Across Key Applications

	Application		2015 Outlook	Mid-term Outlook	Business Environment
Heavy Oil Upgrading		Vacuum Gas Oil (VGO)	↔	↓	• ~-2% CAGR for next 5 years • Closure of Western European refineries / few global additions
Heavy Oil Upgrading		Max Propylene	↑	↑	• ~6% CAGR till 2020 • Global On-purpose propylene production from FCC to balance propylene shortage from ethane crackers
Heavy Oil Upgrading		Resid	↑	↑	• ~2% CAGR for next 5 years • Transportation Fuel demand growth – increased gasoline use • Largest segment – more "bottom of the barrel" conversion • Emerging countries (Middle East, China, Asia) investments
Heavy Oil Upgrading		Distillates	↓	↑	• ~3% CAGR for the next 5 years • 2015 decline due to oil price decline (cash conservation) and increased use of tight oil (less need) • Proliferation of 50 & 10 ppm sulfur spec. (ME, Asia, China, Latam)
Clean Fuel Technologies		Vacuum Gas Oil (VGO)	↓	↑	• ~2% CAGR till 2020 • Fewer first fills in 2015 • Tighter Sulfur specs driving VGO HPC demand • Growth of hydrocracker feedstock but decline in FCC feedstock
Clean Fuel Technologies		Reactivation Technology	↑	↔	• 50% JV with IFPN (France) • Cash conservation from low oil prices increases rejuvenation & reactivation • Expansion in emerging markets • Metals pricing can swing demand up or down
Clean Fuel Technologies		Resid	↑	↑	• ~10% CAGR for the next 5 year • Bottom of the barrel conversion to pretreat feedstock for FCC and hydrocrackers • Addition of new units in ME and China

ALBEMARLE®

↑ Better than 2014 ↓ Worse than 2014 ↑ Up compared to 2014 but cautious ↔ Similar to 2014

11

Chemetall Surface Treatment: Focused on the customer

2015 Mid-term

Application Outlook Outlook Business Environment

Automotive OEM • Good incremental growth in EU and NA, new lines in SA, moderate growth in India

•	Lower demand in China, weakness in Russia and Brazil
•	Automotive growth in developing world favorable over time
•	Chemetall Surface Treatment well–positioned for global growth

Automotive • Will track global auto trends over time Transportation Components • Increasing penetration across value chain

Aerospace • Increasing air traffic demand and OEM order book both favorable

•	Trends expected to continue for several years

Coil • Global demand about neutral in 2015, more positive view over time. Demand shifts and exports make global capability important

•	Aluminum coil applications growing nicely, esp. in automotive and food packaging
•	Automotive body panels offer both short and medium term opportunity

Metal (Cold) • Low oil prices impacting tube mill production. Wire mill production also slowing. Both will Forming rebound over time

•	This area remains strong in Asia

Industrial General • Broad segment covering many applications and types of customers

Industry • Overall industrial environment just “OK” globally – some differences by region

•	New technologies and new sales geographies drive Chemetall Surface Treatment growth

Aluminum • Construction industry recovery in EMEA, North America and Asia OK Finishing • Segment offers much opportunity for growth

•	Chemal acquisition will lead to product line expansion in anodizing applications.

Better Worse Up compared to Similar than 2014 than 2014 2014 but cautious to 2014 12 ALBEMARLE

Clear Path to Deleverage with Strong Free Cash Flow

- **Expect to reach target Net-Debt-to-Adjusted EBITDA leverage of ~2.5x between Q3 2017 and year end 2018**
- **FCF Key Assumptions and Impacts:**
  - Tax rate of ~27%
  - Interest Expense savings of ~$40M on an annualized basis from refinancing of Rockwood 2020s
  - CAPEX in the range of 4-6% of revenue plus $LiOH_2$ plant
  - One-time acquisition and integration costs of $50 - $75M and one-time tax payment ~$50M in 2016
  - No operating income from divested businesses; proceeds go to deleveraging
  - Opportunity for working capital reduction
- **Raised dividend by 5% in Q1 2015 – 21st straight dividend increase**
  - Expect similar increases until target reached



Free Cash Flow[1]
$475M - $525M
~$100 Acq. Taxes
~$200 Acq. Costs
$175 - $225 FCF
$550M - $650M
~$50 Acq. Taxes
~$50-75 Acq. Costs
$450 - $550 FCF
$600M - $900M
2015 Adjusted FCF Outlook
2016 FCF Outlook
3 - 5 Year Adjusted FCF Outlook
Working Capital Upside Opportunity to Further Improve FCF



Net-Debt-to-Adj. EBITDA[2]
2015
2016
2017
2018
Bull
Bear
Target

[1] Non-GAAP measure. See Non-GAAP reconciliations in Appendix.
[2] Net-Debt-to-Adjusted EBITDA ratio is based on the bank covenant definition.

ALBEMARLE
13

Divest Non-core Assets to Focus on Core Growth

Minerals	• Robust & differentiated portfolio of mineral flame retardants – products used in wire and cable, electronic and electrical components and non-FRs product used in building materials, mass transportation, paints & varnishes and paper with organic binder » **Revenue: ~$250M** » **EBITDA Margins: ~10%**
Fine Chemistry Services	• Custom synthesis manufacturing of pharma products, agricultural actives and intermediates, agrichemicals, oil base lubricants and specialty chemicals industries » **Revenue: ~$200M** » **EBITDA Margins: upper 20%**
Metal Sulfides	• Full-service supplier of both natural and synthetic metal sulfides. Metal sulfides have applications in the friction, abrasive, lubricant and other industries » **Revenue: ~$100M** » **EBITDA Margins: high teens**

- **Signed definitive agreement to sell Metal Sulfides; in exclusive negotiations to sell Minerals – goal to complete in next two months**
- **Proceeds from the divestitures to be used for debt reduction**
- **The three businesses in aggregate expected to generate adjusted EBITDA of about $50M in 2015**
- **Minerals and Metal Sulfides have performed in line with our expectations, but Fine Chemistry Services is down $40M vs. 2014**
- **Decision to sell or keep on Fine Chemistry Services will be made in 4Q**

Allows for focus and resources on our core businesses to accelerate growth

ALBEMARLE
14

Full Year 2015 Guidance

Initial Updated

Division Business Environment Outlook Outlook

Refining Heavy Oil Upgrading • Volume growth on increased transportation fuel demand, new Solutions business, and high refinery operating rates

Clean Fuel • Delayed change outs and cost control measures by refiners as well Technologies as weaker mix and fewer first fills

•	Volume stabilized in 3Q but mix continues to be weak
•	Euro-based competitor pricing pressure

Performance Bromine • Drilling completion fluids volumes have held up YTD in GOM but Chemicals began to decline in 3Q

•	Losing volume from previously announced 30% price increase

Lithium • Meaningful growth driven by combination of full year Talison earnings, strong demand and improved pricing for battery grade lithium products

PCS / Curatives • Outlook for polyolefins remain strong with solid growth and increased demand expected

•	Weaker 4Q expected from seasonal order timing and JV impacts

Surface Surface Treatment • Solid underlying market growth in most segments, product mix Treatment improvement, positive price improvement and acquisition benefits

Total • YoY FX impact $240 – $250M on Sales and $55 – $60M on EBITDA Company • Sales $3.6b to $3.7b – flat to up 2% – ex FX

•	Tightening Adjusted EBITDA to $940M to $960M – up 3-6% ex FX
•	Margins increasing to 25%-26% excluding Q1 FX gain
•	Free Cash Flow $175M to $225M
•	Narrowing Adjusted EPS to $3.65 to $3.80 due to weak Fine Chemistry Services performance

Better Worse Down compared to Similar than 2014 than 2014 2014 but improving to 2014 15 ALBEMARLE

Initial 2016 Guidance

Initial

Division Business Environment Outlook

Refining Heavy Oil Upgrading • Increasing gasoline demand and high FCC utilization rates creates favorable Solutions environment

Clean Fuel Technologies • Volume stabilization in 3Q

•	Planned refinery turnarounds for 2016 are up relative to 2015

Performance Bromine • Expect volume decline in methyl bromide and lower deep water drilling Chemicals completions in 2016

•	Modest expectation for brominated flame retardants on cautious electronics industry outlook
•	Price-volume optimization will improve margins
•	Expect flat to slightly down EBITDA

Lithium • High single digit to low double growth driven by strong demand and improved pricing for battery grade lithium products

•	Will increase spodumene tolling and conversion from Talison in advance of battery grade investments

PCS / Curatives • Outlook for polyolefins remain strong with solid growth and increased demand expected

•	Modest curatives growth; 2015 benefited from competitor outage

Surface Surface Treatment • Mid to high single digit growth from product mix improvement, positive Treatment pricing and share gains

Total Company • YoY FX impact should be lower

•	Adjusted EBITDA growth as core business performance and additional synergies more than offset first quarter 2015 FX gain and loss of EBITDA from divested businesses
•	Margins increasing as lower margin non-core businesses are divested
•	Interest expense benefit from 4Q 2015 ROC 2020 refinancing
•	Free Cash Flow $450M to $550M

Better Worse Down compared to Similar than 2015 than 2015 2015 but improving to 2015 16 ALBEMARLE

www.albemarle.com

ALB LISTED NYSE

17 ALBEMARLE

Non-GAAP Financial Measures

It should be noted that adjusted net income attributable to Albemarle Corporation (“adjusted earnings”), adjusted diluted earnings per share, adjusted effective income tax rates, segment operating profit, segment income, EBITDA, adjusted EBITDA, adjusted EBITDA by operating segment, EBITDA margin and adjusted EBITDA margin are financial measures that are not required by, or presented in accordance with, accounting principles generally accepted in the United States, or GAAP. These measures are presented here to provide additional useful measurements to review our operations, provide transparency to investors and enable period-to-period comparability of financial performance.

A description of these and other non-GAAP financial measures that we use to evaluate our operations and financial performance, and reconciliation of these non-GAAP financial measures to the most directly comparable financial measures calculated and reported in accordance with GAAP, can be found herein.

18 ALBEMARLE

APPENDIX

Non-GAAP Reconciliations

19 ALBEMARLE

Net Income and EBITDA

($ in thousands)

	Three Months Ended September 30,		Nine Months Ended September 30,	
	2015	2014	2015	2014
Net income attributable to Albemarle Corporation	$ 65,392	$ 72,794	$ 160,654	$ 151,824
Add back:				
Non-operating pension and OPEB items (net of tax)	(524)	927	(3,613)	9,016
Special items (net of tax)	36,064	9,066	166,187	25,401
Loss from discontinued operations (net of tax)	—	6,679	—	68,473
Adjusted net income attributable to Albemarle Corporation	$ 100,932	$ 89,466	$ 323,228	$ 254,714
Net income attributable to Albemarle Corporation	$ 65,392	$ 72,794	$ 160,654	$ 151,824
Add back:				
Interest and financing expenses	32,058	8,749	100,986	26,255
Income tax expense (from continuing and discontinued operations)	16,892	10,664	48,171	24,734
Depreciation and amortization	68,903	25,630	200,372	78,344
EBITDA	183,245	117,837	510,183	281,157
Non-operating pension and OPEB items	(1,077)	1,440	(5,900)	14,141
Special items (excluding special items associated with interest expense)	52,828	17,575	226,422	42,750
Loss from discontinued operations	—	7,752	—	90,439
Less depreciation and amortization from discontinued operations	—	—	—	(3,165)
Adjusted EBITDA	$ 234,996	$ 144,604	$ 730,705	$ 425,322
Net sales	$ 905,093	$ 642,418	$ 2,720,982	$ 1,846,982
EBITDA margin	20.2%	18.3%	18.7%	15.2%
Adjusted EBITDA margin	26.0%	22.5%	26.9%	23.0%

See above for a reconciliation of adjusted net income attributable to Albemarle Corporation ("adjusted earnings"), EBITDA and adjusted EBITDA, the non-GAAP financial measures, to Net income attributable to Albemarle Corporation, the most directly comparable financial measure calculated and reported in accordance with GAAP. Adjusted net income attributable to Albemarle Corporation is defined as Net income attributable to Albemarle Corporation before discontinued operations and the special and non-operating pension and OPEB items as listed above. EBITDA is defined as Net income attributable to Albemarle Corporation before interest and financing expenses, income taxes, depreciation and amortization. Adjusted EBITDA is defined as EBITDA before discontinued operations and the special and non-operating pension and OPEB items as listed below.

ALBEMARLE®
20

EBITDA supplemental

($ in thousands)

	Performance Chemicals	Refining Solutions	Chemetall Surface Treatment	All Other	Corporate	Consolidated Total
Three months ended September 30, 2015 (Actual):						
Net income (loss) attributable to Albemarle Corporation	$ 87,893	$ 45,713	$ 33,638	$ 617	$ (102,469)	$ 65,392
Depreciation and amortization	31,482	8,804	20,260	5,645	2,712	68,903
Special items	16,834	—	—	—	35,994	52,828
Interest and financing expenses	—	—	—	—	32,058	32,058
Income tax expense	—	—	—	—	16,892	16,892
Non-operating pension and OPEB items	—	—	—	—	(1,077)	(1,077)
Adjusted EBITDA	$ 136,209	$ 54,517	$ 53,898	$ 6,262	$ (15,890)	$ 234,996
Three months ended September 30, 2014 (Actual):						
Net income (loss) attributable to Albemarle Corporation	$ 69,736	$ 52,851	$ —	$ 17,479	$ (67,272)	$ 72,794
Depreciation and amortization	12,593	8,823	—	3,492	722	25,630
Special items	—	—	—	—	17,575	17,575
Interest and financing expenses	—	—	—	—	8,749	8,749
Income tax expense	—	—	—	—	11,737	11,737
Loss from discontinued operations (net of tax)	—	—	—	—	6,679	6,679
Non-operating pension and OPEB items	—	—	—	—	1,440	1,440
Adjusted EBITDA	$ 82,329	$ 61,674	$ —	$ 20,971	$ (20,370)	$ 144,604

See above for a reconciliation of adjusted EBITDA on a segment basis, the non-GAAP financial measure, to net income attributable to Albemarle Corporation ("earnings"), the most directly comparable financial measure calculated and reporting in accordance with GAAP. Adjusted earnings on a segment basis is defined as earnings before discontinued operations and the special and non-operating pension and OPEB items as listed above. EBITDA is defined as earnings before interest and financing expenses, income taxes, and depreciation and amortization. Adjusted EBITDA is defined as EBITDA before discontinued operations and the special and non-operating pension and OPEB items as listed above.

ALBEMARLE
21

EBITDA supplemental

($ in thousands)

	Performance Chemicals	Refining Solutions	Chemetall Surface Treatment	All Other	Corporate	Consolidated Total
Three months ended September 30, 2014 (Pro forma):						
Net income (loss) attributable to Albemarle Corporation	$ 104,553	$ 52,851	$ 43,557	$ 23,107	$ (65,466)	$ 158,602
Depreciation and amortization	23,678	8,823	7,897	4,314	5,579	50,291
Special items	—	—	—	—	(22,750)	(22,750)
Interest and financing expenses	—	—	—	—	22,249	22,249
Income tax expense	—	—	—	—	51,137	51,137
Loss from discontinued operations (net of tax)	—	—	—	—	(24,821)	(24,821)
Non-operating pension and OPEB items	—	—	—	—	1,495	1,495
Adjusted EBITDA	$ 128,231	$ 61,674	$ 51,454	$ 27,421	$ (32,577)	$ 236,203

See above for a reconciliation of adjusted EBITDA on a segment basis, the non-GAAP financial measure, to net income attributable to Albemarle Corporation ("earnings"), the most directly comparable financial measure calculated and reporting in accordance with GAAP. Adjusted earnings on a segment basis is defined as earnings before discontinued operations and the special and non-operating pension and OPEB items as listed above. EBITDA is defined as earnings before interest and financing expenses, income taxes, and depreciation and amortization. Adjusted EBITDA is defined as EBITDA before discontinued operations and the special and non-operating pension and OPEB items as listed above.

ALBEMARLE®
22

EBITDA supplemental

($ in thousands)

	Performance Chemicals	Refining Solutions	Chemetall Surface Treatment	All Other	Corporate	Consolidated Total
Nine months ended September 30, 2015 (Actual):						
Net income (loss) attributable to Albemarle Corporation	$ 242,572	$ 119,513	$ 70,747	$ 9,644	$ (281,822)	$ 160,654
Depreciation and amortization	93,608	25,397	57,567	16,867	6,933	200,372
Special items (excluding special items associated with interest expense)	79,239	—	20,030	3,029	124,124	226,422
Interest and financing expenses	—	—	—	—	100,986	100,986
Income tax expense	—	—	—	—	48,171	48,171
Non-operating pension and OPEB items	—	—	—	—	(5,900)	(5,900)
Adjusted EBITDA	$ 415,419	$ 144,910	$ 148,344	$ 29,540	$ (7,508)	$ 730,705
Nine months ended September 30, 2014 (Actual):						
Net income (loss) attributable to Albemarle Corporation	$ 194,926	$ 163,908	$ —	$ 53,203	$ (260,213)	$ 151,824
Depreciation and amortization	37,742	25,351	—	10,279	1,807	75,179
Special items	—	—	—	—	42,750	42,750
Interest and financing expenses	—	—	—	—	26,255	26,255
Income tax expense	—	—	—	—	46,700	46,700
Loss from discontinued operations (net of tax)	—	—	—	—	68,473	68,473
Non-operating pension and OPEB items	—	—	—	—	14,141	14,141
Adjusted EBITDA	$ 232,668	$ 189,259	$ —	$ 63,482	$ (60,087)	$ 425,322

See above for a reconciliation of adjusted EBITDA on a segment basis, the non-GAAP financial measure, to net income attributable to Albemarle Corporation ("earnings"), the most directly comparable financial measure calculated and reporting in accordance with GAAP. Adjusted earnings on a segment basis is defined as earnings before discontinued operations and the special and non-operating pension and OPEB items as listed above. EBITDA is defined as earnings before interest and financing expenses, income taxes, and depreciation and amortization. Adjusted EBITDA is defined as EBITDA before discontinued operations and the special and non-operating pension and OPEB items as listed above.

ALBEMARLE
23

EBITDA supplemental

($ in thousands)

	Performance Chemicals	Refining Solutions	Chemetall Surface Treatment	All Other	Corporate	Consolidated Total
Nine months ended September 30, 2014 (Pro forma):						
Net income (loss) attributable to Albemarle Corporation	$ 290,460	$ 163,908	$ 123,474	$ 70,664	$ (384,983)	$ 263,523
Depreciation and amortization	72,410	25,351	23,496	12,995	16,647	150,899
Special items	—	—	—	—	8,627	8,627
Interest and financing expenses	—	—	—	—	67,555	67,555
Income tax expense	—	—	—	—	111,200	111,200
Loss from discontinued operations (net of tax)	—	—	—	—	66,873	66,873
Non-operating pension and OPEB items	—	—	—	—	14,228	14,228
Adjusted EBITDA	$ 362,870	$ 189,259	$ 146,970	$ 83,659	$ (99,853)	$ 682,905

See above for a reconciliation of adjusted EBITDA on a segment basis, the non-GAAP financial measure, to net income attributable to Albemarle Corporation ("earnings"), the most directly comparable financial measure calculated and reporting in accordance with GAAP. Adjusted earnings on a segment basis is defined as earnings before discontinued operations and the special and non-operating pension and OPEB items as listed above. EBITDA is defined as earnings before interest and financing expenses, income taxes, and depreciation and amortization. Adjusted EBITDA is defined as EBITDA before discontinued operations and the special and non-operating pension and OPEB items as listed above.

ALBEMARLE®
24

EBITDA supplemental

($ in thousands)

Total Performance Bromine Lithium PCS Chemicals Three months ended September 30, 2015 (Actual):

Net income (loss) attributable to Albemarle Corporation $ 49,395 $ 16,507 $ 21,991 $ 87,893 Depreciation and amortization 9,406 18,769 3,307 31,482 Special items — 16,834 — 16,834 Adjusted EBITDA $ 58,801 $ 52,110 $ 25,298 $ 136,209

Three months ended September 30, 2014 (Actual):

Net income (loss) attributable to Albemarle Corporation $ 53,044 $ — $ 16,692 $ 69,736 Depreciation and amortization 9,222 — 3,371 12,593 Adjusted EBITDA $ 62,266 $ — $ 20,063 $ 82,329

Three months ended September 30, 2014 (Pro Forma):

Net income (loss) attributable to Albemarle Corporation $ 53,044 $ 34,817 $ 16,692 $ 104,553 Depreciation and amortization 9,222 11,085 3,371 23,678 Adjusted EBITDA $ 62,266 $ 45,902 $ 20,063 $ 128,231

See above for a reconciliation of adjusted EBITDA on a segment basis, the non-GAAP financial measure, to net income attributable to Albemarle Corporation (“earnings”), the most directly comparable financial measure calculated and reporting in accordance with GAAP. Adjusted earnings on a segment basis is defined as earnings before discontinued operations and the special and non-operating pension and OPEB items as listed above. EBITDA is defined as earnings before interest and financing expenses, income taxes, and depreciation and amortization. Adjusted EBITDA is defined as EBITDA before discontinued operations and the special and non-operating pension and OPEB items as listed above.

25 ALBEMARLE

EBITDA supplemental

($ in thousands)

Total Performance Bromine Lithium PCS Chemicals Nine months ended September 30, 2015 (Actual):

Net income attributable to Albemarle Corporation $ 154,353 $ 20,222 $ 67,997 $ 242,572 Depreciation and amortization 26,078 56,872 10,658 93,608 Special items — 79,239 — 79,239 Adjusted EBITDA $ 180,431 $ 156,333 $ 78,655 $ 415,419

Nine months ended September 30, 2014 (Actual):

Net income attributable to Albemarle Corporation $ 144,701 $ — $ 50,225 $ 194,926 Depreciation and amortization 26,812 — 10,930 37,742 Adjusted EBITDA $ 171,513 $ — $ 61,155 $ 232,668

Nine months ended September 30, 2014 (Pro Forma):

Net income attributable to Albemarle Corporation $ 144,701 $ 95,534 $ 50,225 $ 290,460 Depreciation and amortization 26,812 34,668 10,930 72,410 Adjusted EBITDA $ 171,513 $ 130,202 $ 61,155 $ 362,870

See above for a reconciliation of adjusted EBITDA on a segment basis, the non-GAAP financial measure, to net income attributable to Albemarle Corporation (“earnings”), the most directly comparable financial measure calculated and reporting in accordance with GAAP. Adjusted earnings on a segment basis is defined as earnings before discontinued operations and the special and non-operating pension and OPEB items as listed above. EBITDA is defined as earnings before interest and financing expenses, income taxes, and depreciation and amortization. Adjusted EBITDA is defined as EBITDA before discontinued operations and the special and non-operating pension and OPEB items as listed above.

26 ALBEMARLE

EBITDA supplemental

Twelve Months

Ended Three Months Ended

Sep 30, 2015 Sep 30, 2015 Jun 30, 2015 Mar 31, 2015 Dec 31, 2014

Adjusted EBITDA $ 956,205 $ 234,996 $ 230,081 $ 265,628 $ 225,500

Net income attributable to to noncontrolling interests 21,193 5,480 7,219 4,034 4,460 Equity in net income of unconsolidated investments (net of tax) (64,765) (15,150) (15,794) (18,244) (15,577) Dividends received from unconsolidated investments 96,477 11,623 42,478 3,048 39,328 Runrate synergies adjustment 9,925 9,925 — -

Consolidated EBITDA $ 1,019,035 $ 246,874 $ 263,984 $ 254,466 $ 253,711

Total Long Term Debt $ 3,843,332

Off balance sheet obligations and other 52,860 Attributable principal amount of capital leases and synthetic leases 21,373

Consolidated Funded Debt 3,917,565

Less Cash 234,490

Consolidated Funded Net Debt $ 3,683,075

Consolidated Funded Net Debt to Consolidated EBITDA Ratio 3.6

1	This supplemental is for net-debt-to-adjusted EBITDA ratio based on the bank covenant definition.

27 ALBEMARLE

Diluted EPS

Three Months Ended Nine Months Ended September 30, September 30, 2015 2014 2015 2014

Diluted earnings per share $ 0.58 $ 0.93 $ 1.44 $ 1.91 Non-operating pension and OPEB items — 0.01 (0.03) 0.11 Special items Utilization of inventory markup 0.12 — 0.70 — Restructuring and other, net (0.04) — (0.04) 0.17 Acquisition and integration related costs 0.24 0.09 0.77 0.12 Interest and financing expenses related to Rockwood acquisition — — 0.01 — Financing fees related to Rockwood acquisition — 0.06 0.03 0.06 Discrete tax items — (0.03) 0.02 (0.03) Discontinued operations — 0.08 — 0.87 Adjusted diluted earnings per share $ 0.90 $ 1.14 $ 2.91 $ 3.21

1Totals may not add due to rounding

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Equity Income and Minority Interest

Three Months Ended Nine Months Ended Sep 30, 2015 Sep 30, 2015 Equity Minority Equity Minority Income Interest Income Interest

Performance Chemicals* $ (591) $ (5,480) $ 550 $ (16,733) Refining Solutions 4,053—12,723 -Chemetall 281—2,222 -All Other 2,307—6,741 -Corporate — —Total Company $ 6,050 $ (5,480) $ 22,236 $ (16,733)

*	Includes Inventory Step-Up

PC—As Reported Equity Income $ (591) $ 550

Inventory Step-Up 9,082 26,933

PC—As Adjusted Equity Income $ 8,491 $ 27,483

As Reported Equity Income $ 6,050 $ 22,236

Inventory Step-Up 9,082 26,933

As Adjusted Equity Income $ 15,132 $ 49,169

29 ALBEMARLE

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